FIRST TRUST SPECIAL SITUATIONS TRUST SERIES 193


                Supplement to the Prospectus dated April 16, 1997

Notwithstanding anything to the contrary in the Prospectus, all shares of Enron Corp. ("ENE") have been removed from Energy Growth Trust, Series 2 for certain of the reasons enumerated in the section entitled "How May Equity Securities be Removed from a Trust?" in the Prospectus.

Wrap fee account Unit holders tendering at least 2,500 Units for redemption, or such other amount as required by your broker/dealer, may elect to receive an In-Kind Distribution of Securities at redemption, provided such tendered Units have been held for at least one month.


December 3, 2001